       SECURITIES AND EXCHANGE COMMISSION

           Washington, D.C. 20549


               Form 8-K


             CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the
        Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)
           July 25, 1996


    RESIDENTIAL ASSET SECURITIES CORP
(Exact name of the registrant as specified in its charter)

           33-56893
      (Commission File Number)

 Delaware                             51-0362653
(State or other                       (I.R.S Employee
jurisdiction of                       Identification No.)
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000



Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the July 1996 distribution to holders of the following series of Conduit Mortgage
Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-KS1
1995-KS2
1995-KS3
1995-KS4
1996-KS1
1996-KS2
1996-KS3


Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports



              SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET
SECURITIES CORP

 By: /s/Davee Olson
Name: Davee Olson
Title: Executive Vice President
    and Chief Financial Officer
Dated: July 25, 1996